SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549


                       FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                   August 13, 2002


                   USFREIGHTWAYS CORPORATION


       Delaware                0-19791                       36-3790696
(State of Incorporation)     (Commission                (IRS Employer
                              File Number)              Identification No.)

                8550 West Bryn Mawr Avenue, Suite 700
                    Chicago, Illinois                            60631
              (Address of principal executive offices)         (Zip Code)

                 Registrant's telephone number
              including area code:  (773) 824-1000


                    Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

Exhibits (furnished pursuant to Item 9)

99.1 Statement under Oath of Chief Executive Officer of USFreightways Corporation regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement under Oath of Chief Financial Officer of USFreightways Corporation regarding Facts and Circumstances Relating to Exchange Act Filings

99.3 Statement of Chief Executive Officer Pursuant to Section 1350(a) of Title 18, United States Code

99.4 Statement of Chief Financial Officer Pursuant to Section 1350(a) of Title 18, United States Code

Item 9.Regulation FD Disclosure.

The exhibits attached to this Form 8-K are hereby furnished pursuant to Item 9.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

USFREIGHTWAYS CORPORATION

By:/s/ Christopher L. Ellis
   ________________________
       Christopher L. Ellis
       Senior Vice President, Finance and Chief Financial Officer

Date:August 13, 2002

EXHIBIT 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Samuel K. Skinner, state and attest that:

(1)To the best of my knowledge, based upon a review of the covered reports of USFreightways Corporation, (the "Company") and, except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of the Company.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

* the Annual Report on Form 10-K of USFreightways Corporation filed on March 22, 2002 with the Commission;

* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of USFreightways Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

* any amendments any of to the foregoing.

/s/ Samuel K. Skinner
____________________                     Subscribed and sworn to
    Samuel K. Skinner                    before me this 13th day of August 2002.
    August 13, 2002
                                         /s/ Richard C. Pagano
                                         _____________________
                                         Notary Public
                                         My Commission Expires:
                                         November 14, 2002

EXHIBIT 99.2

STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Christopher L. Ellis, state and attest that:

(1)To the best of my knowledge, based upon a review of the covered reports of USFreightways Corporation, the ("Company") and, except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of the Company.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

* the Annual Report on Form 10-K of USFreightways Corporation filed on March 22, 2002 with the Commission;

* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of USFreightways Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

* any amendments to any of the foregoing.

/s/ Christopher L. Ellis
________________________
    Christopher L. Ellis            Subscribed and sworn to
    August 13, 2002                 before me this 13th day of August 2002.
                                         Richard C. Pagano
                                         /s/ Richard C. Pagano
                                         _____________________
                                         Notary Public
                                         My Commission Expires:
                                         November 14, 2002

EXHIBIT 99.3


CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of USFreightways Corporation for the quarter ended June 29, 2002, I, Samuel K. Skinner, Chairman of the Board, President and Chief Executive Officer of USFreightways Corporation, hereby certify pursuant to 18 U.S.C. Section 1350(a), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form l0-Q for the quarter ended June 29, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 29, 2002, fairly presents, in all material respects, the financial condition and results of operations of USFreightways Corporation.



/s/ Samuel K. Skinner
_____________________
    Samuel K. Skinner
    Chairman of the Board, President and Chief Executive Officer

    Date: August 13, 2002

EXHIBIT 99.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of USFreightways Corporation for the quarter ended June 29, 2002, I, Christopher L. Ellis, Senior Vice President, Finance and Chief Financial Officer of USFreightways Corporation, hereby certify pursuant to 18 U.S.C. Section 1350(a), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form l0-Q for the quarter ended June 29, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 29, 2002, fairly presents, in all material respects, the financial condition and results of operations of USFreightways Corporation.



/s/ Christopher L. Ellis
________________________
    Christopher L. Ellis
    Senior Vice President, Finance and Chief Financial Officer

    Date: August 13, 2002